SAVINGS PLAN BENEFIT RESTORATION PLAN FOR EMPLOYEES
OF
TREDEGAR CORPORATION
Part I

Effective As Of January 1, 2005

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

TABLE OF CONTENTS
Section    Page
INTRODUCTION
Part I

ARTICLE I	DEFINITIONS 2
1.01.    Account    2
1.02.    Affiliate    2
1.03.    Alternate Payee    2
1.04.    Beneficiary    2
1.05.    Board of Directors    3
1.06.    Code    3
1.07.    Committee    3
1.08.    Company    3
1.09.    Company Contribution    3
1.10.    Earnings    3
1.11.    Employee    4
1.12.    ERISA    4
1.13.    Family Member    4
1.14.    Highly Compensated    4
1.15.    Matching Contribution    4
1.16.    Matching Contribution Account    5
1.17.    Member    5
1.18.    Payroll Period    5
1.19.    Permanent and Total Disability    5
1.20.    Plan    5
1.21.    Plan Year    5
1.22.    Qualified Domestic Relations Order    5
1.23.    Savings Plan    6
1.24.    Surviving Spouse    6
1.25.    Trust Agreement    6
1.26.    Trust Fund    6
1.27.    Trustee    6
1.28.    Valuation Date    6

ARTICLE II	ELIGIBILITY AND MEMBERSHIP 7
2.01.    Eligibility Requirements    7
2.02.    Membership in the Plan    7
2.03.    Reemployment    7

ARTICLE III	ALLOCATION 8

(i)

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

3.01.    Establishment of Accounts    8
3.02.    Crediting of Company Contributions    8
3.03.    Allocation of Company Contributions    9

ARTICLE IV	CONTRIBUTIONS 10
4.01.    Company Contributions    10
4.02.    Member Contributions    10

ARTICLE V	VALUATION AND ACCOUNTING 11
5.01.    Credits to Bookkeeping Accounts    11
5.02.    Valuation of Bookkeeping Accounts    11

ARTICLE VI	DISTRIBUTION 12
6.01.    Plan Termination, Death, Permanent and Total Disability    12
6.02.    Other Separation    12
6.03.    Qualified Domestic Relations Order Distributions    12
6.04.    Form of Distribution    13
6.05.    Federal Income Tax Withholding    13
6.06.    Discharge of Obligation    13

ARTICLE VII	ADMINISTRATION 14
7.01.    Appointment of Named Fiduciary and Plan Administrator    14
7.02.    Plan Administrator    14
7.03.    Employee Savings Plan Committee    15
7.04.    Trustee    15
7.05.    Benefit Claims Review Procedure    15
7.06.    Administrative Costs    17
7.07.    Fiduciary Discretion    17

ARTICLE VIII	AMENDMENT AND TERMINATION OF THE PLAN 18
8.01.    Amendment of the Plan    18
8.02.    Termination of the Plan    18

ARTICLE IX	MERGER AND CONSOLIDATION OF THE PLAN 19

ARTICLE X	GENERAL PROVISIONS 20
10.01.    Return of Company Contributions    20
10.02.    No Guaranty of Employment    20
10.03.    Payments to Minors and Incompetents    20
10.04.    Non-Alienation of Benefits    20
10.05.    Headings and Subheadings    21

(ii)

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

10.06.    Use of Masculine and Feminine; Singular and Plural    21
10.07.    Unclaimed Benefits    21
10.08.    Beneficiary Designation    21
10.09.    Errors and Omissions    21
Part II

ARTICLE I	DEFINITIONS 25
1.01.    Account    25
1.02.    Affiliate    25
1.03.    Alternate Payee    25
1.04.    Beneficiary    25
1.05.    Board of Directors    26
1.06.    Code    26
1.07.    Committee    26
1.08.    Company    26
1.09.    Company Contribution    26
1.10.    Earnings    26
1.11.    Employee    27
1.12.    ERISA    27
1.13.    Family Member    27
1.14.    Highly Compensated    27
1.15.    Matching Contribution    27
1.16.    Matching Contribution Account    28
1.17.    Member    28
1.18.    Payroll Period    28
1.19.    Permanent and Total Disability    28
1.20.    Plan    28
1.21.    Plan Year    28
1.22.    Qualified Domestic Relations Order    28
1.23.    Savings Plan    28
1.24.    Specified Employee    29
1.25.    Surviving Spouse    29
1.26.    Trust Agreement    29
1.27.    Trust Fund    29
1.28.    Trustee    29
1.29.    Valuation Date    29

ARTICLE II	ELIGIBILITY AND MEMBERSHIP 30
2.01.    Eligibility Requirements    30
2.02.    Membership in the Plan    30
2.03.    Reemployment    30

ARTICLE III	ALLOCATION 31

(iii)

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

3.01.    Establishment of Accounts    31
3.02.    Crediting of Company Contributions    31
3.03.    Allocation of Company Contributions    32

ARTICLE IV	CONTRIBUTIONS 33
4.01.    Company Contributions    33
4.02.    Member Contributions    33

ARTICLE V	VALUATION AND ACCOUNTING 34
5.01.    Credits to Bookkeeping Accounts    34
5.02.    Valuation of Bookkeeping Accounts    34

ARTICLE VI	DISTRIBUTION 35
6.01.    Death, Permanent and Total Disability    35
6.02.    Other Separation    35
6.03.    Qualified Domestic Relations Order Distributions    35
6.04.    Form of Distribution    36
6.05.    Federal Income Tax Withholding    36
6.06.    Discharge of Obligation    36

ARTICLE VII	ADMINISTRATION 37
7.01.    Appointment of Named Fiduciary and Plan Administrator    37
7.02.    Plan Administrator    37
7.03.    Employee Savings Plan Committee    38
7.04.    Trustee    38
7.05.    Benefit Claims Review Procedure    38
7.06.    Administrative Costs    40
7.07.    Fiduciary Discretion    40

ARTICLE VIII	AMENDMENT AND TERMINATION OF THE PLAN 41
8.01.    Amendment of the Plan    41
8.02.    Termination of the Plan    41

ARTICLE IX	MERGER AND CONSOLIDATION OF THE PLAN 42

ARTICLE X	GENERAL PROVISIONS 43
10.01.    Return of Company Contributions    43
10.02.    No Guaranty of Employment    43
10.03.    Payments to Minors and Incompetents    43
10.04.    Non-Alienation of Benefits    43
10.05.    Headings and Subheadings    44

(iv)

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

10.06.    Use of Masculine and Feminine; Singular and Plural    44
10.07.    Unclaimed Benefits    44
10.08.    Beneficiary Designation    44
10.09.    Errors and Omissions    44

ARTICLE XI	ADOPTION OF PLAN 46

(v)

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

INTRODUCTION
The Savings Plan Benefit Restoration Plan for Employees of Tredegar Corporation was adopted effective October 1, 1993. The purpose of the Plan is to supplement the benefits payable to certain employees under the Savings Plan for the Employees of Tredegar Industries, Inc. by restoring benefits that would be available to such employees but for the application of certain Internal Revenue Code limitations. The Company has determined that the adoption of the Benefit Restoration Plan will assist it in attracting and retaining those employees whose abilities and experience will contribute to its continued success.
The Plan was amended in 2004 on account of the enactment of Code section 409A. The 2004 amendment authorized dividing the Plan into this Part I (which governs benefits that were vested and accrued as of December 31, 2004, as adjusted for bookkeeping investment gains and losses) and Part II (which governs benefits that are subject to Code section 409A, i.e., benefits that vest after 2004 and benefits that are accrued after 2004, both as adjusted for bookkeeping investment gains and losses).
The Company intends for the Benefit Restoration Plan to be an individual account plan within the meaning of section 3(34) of the Employee Retirement Income Security Act of 1974, as amended. The Company further intends for the Plan to be funded through a trust to which Company contributions are deductible. All questions arising in the construction and administration of the Plan must be resolved in a manner that is consistent with that intent.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE I
DEFINITIONS

1.01.	Account
Account means the account or bookkeeping record reflecting a Member’s interest in the Plan. A Member may have several Accounts in the Plan and the Account maintained under this Part I of the Plan reflects the Member’s vested interest in the Plan as of December 31, 2004, as adjusted for bookkeeping investment gains and losses.
SEE ALSO: Bookkeeping Account and Distribution Account.

1.02.	Affiliate
Affiliate means any corporation which, when considered with Tredegar Corporation, would constitute a controlled group of corporations within the meaning of Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C) or any entity, whether or not incorporated which, when considered with the Tredegar Corporation, would constitute a controlled group in accordance with Code section 414(c) and regulations promulgated thereunder.

1.03.	Alternate Payee
Alternate Payee, for purposes of Plan sections 1.22 and 6.03, means a Member’s spouse, former spouse, child, or other dependent who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Member.

1.04.	Beneficiary
Beneficiary means the Member’s Surviving Spouse unless such spouse has consented or does consent in writing to the Member’s election of a different Beneficiary. The spouse’s consent must be in writing, must acknowledge the effect of the Member’s designation or change in designation, and must be witnessed by a notary public. If spousal consent is not obtained, such Member’s Beneficiary shall be his spouse. If the Company is satisfied that spousal consent may not be obtained because the Member has no spouse, because the spouse cannot be located, or because of such other circumstances as applicable regulations may prescribe, the Member may name any Beneficiary he desires and from time to time change his designated Beneficiary without such Beneficiary’s consent. With the Member’s Surviving Spouse’s consent, Beneficiary means the person or entity specified by a Member on forms prescribed by the Company for that purpose. If a Member does not designate a Beneficiary or if the designated Beneficiary should predecease the Member or is not in existence on the date of the Member’s death, then Beneficiary shall mean the first surviving class of the following successive preference Beneficiaries: The Member’s (a) widow or widower; (b) surviving children equally; (c) surviving parents equally; (d) surviving brothers and sisters equally; or (e) the executor(s) or administrator(s) of the Member’s estate. The preceding sentences to the contrary notwithstanding, Beneficiary means an Alternate Payee to the extent that a Qualified Domestic Relations Order recognizes the Alternate Payee as having a right to receive all or a portion of any benefits payable under the Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

1.05.	Board of Directors
Board of Directors means the Board of Directors of Tredegar Corporation.

1.06.	Code
Code means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

1.07.	Committee
Committee means the Employee Savings Plan Committee appointed under the Savings Plan as described in Plan section 7.03.

1.08.	Company
Company means Tredegar Corporation, and all of its Affiliates, subsidiaries and divisions except for those Affiliates, subsidiaries and divisions whose employees or segments thereof have not been designated to be included in this Plan. Where only a segment of an Affiliate’s, subsidiary’s or division’s employees has been designated for coverage hereunder, “Company” shall apply to such Affiliate, subsidiary or division only as it relates to such entity’s employees eligible for coverage. Any action required to be taken by a Company may be taken by the Board of Directors or by the Executive Committee of the Board of Directors.

1.09.	Company Contribution
Company Contribution means the Company’s contribution to a Member’s Distribution Account as provided in Plan section 4.01.

1.10.	Earnings
Earnings means for purposes of Plan section 1.14, for any relevant period, an individual’s wages, salaries for personal services (such as professional services), and other amounts received from the Company for personal services actually rendered. Earnings include, but are not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, and other amounts permissibly included according to Treasury regulations. Earnings do not include deferred compensation, gain from the exercise of stock options, and distributions that receive special tax benefits and are excluded from the base for computing those statutory limits.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

1.11.	Employee
Employee means any individual who is paid from the Company’s payroll and eligible to participate in the Savings Plan, excluding any individual retained by the Company as an independent contractor or consultant or any individual described in Code section 414 (leased employees) and any individual employed by the Company on a temporary or casual basis.

1.12.	ERISA
ERISA means the Employee Retirement Income Security Act of 1974, as amended. References to specific sections of ERISA shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

1.13.	Family Member
Family Member means a member of the family of a five-percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Earnings from the Company during the Plan Year. For purposes of this section, the term “family” means, with respect to any Employee, such Employee’s spouse and lineal ascendants or descendants and the spouse of such lineal ascendants or descendants. Except as otherwise specified in regulations, a Family Member is not considered to be an Employee separate from the Employee whose status under this Plan cause the individual to be a Family Member.

1.14.	Highly Compensated
Highly Compensated refers to an Employee who is a highly compensated employee under Code section 414(q).

1.15.	Matching Contribution
Matching Contribution means the Company’s Contribution to the Savings Plan on behalf of a Member as described in sections 3.08 and 3.11(d) of the Savings Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

1.16.	Matching Contribution Account
Matching Contribution Account means the portion of a Member’s account attributable to Matching Contributions under the Savings Plan as described in section 3.01 of the Savings Plan.

1.17.	Member
Member means, as to this Part I of the Plan, an individual who had a vested Account in the Plan on December 31, 2004.

1.18.	Payroll Period
Payroll Period means the interval of employment for which a Member’s periodic pay checks are normally issued.

1.19.	Permanent and Total Disability
Permanent and Total Disability means the incapacity of an Employee as described in section 1.36 of the Savings Plan.

1.20.	Plan
Plan means the Savings Plan Benefit Restoration Plan for Employees of Tredegar Corporation (which is comprised of this Part I and Part II).

1.21.	Plan Year
Plan Year means the annual period beginning on January 1st and ending on the following December 31st.

1.22.	Qualified Domestic Relations Order
Qualified Domestic Relations Order means a “qualified domestic relations order” as defined in Section 206 of ERISA.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

1.23.	Savings Plan
Savings Plan means the Savings Plan for the Employees of Tredegar Corporation as in effect from time to time. References to specific sections of the Savings Plan shall include those sections and any successor provisions of the Savings Plan.

1.24.	Surviving Spouse
Surviving Spouse means the person to whom a Member was married on his death.

1.25.	Trust Agreement
Trust Agreement means the Trust Agreement entered into between the Company and a Trustee in conjunction with the Plan.

1.26.	Trust Fund
Trust Fund means the assets of the Plan held by the Trustee.

1.27.	Trustee
Trustee means a bank or trust company designated by the Board of Directors.

1.28.	Valuation Date
Valuation Date means the last business day of a calendar month.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE II
ELIGIBILITY AND MEMBERSHIP

2.01.	Eligibility Requirements
(a)    Each individual who was a Highly Compensated Employee and a participant in the Savings Plan on October 1, 1993, shall, without further requirement, be a Member in Part I of the Plan.
(b)    Each individual who became a Highly Compensated Employee after October 1, 1993, and before January 1, 2005, became a Member in Part I of the Plan on the date that he became a participant in the Savings Plan.
(c)    No individual shall become a Member in this Part I of the Plan after 2004.

2.02.	Membership in the Plan
(a)    An application to enroll in the Plan is not required, but each Employee and Member must correctly disclose to the Administrator all requested information necessary for the administration of the Plan.
(b)    A Member shall continue to be a Member of this Part I of the Plan until the date that (i) he is no longer a Highly Compensated Employee, (ii) he is no longer eligible to participate in the Savings Plan and (iii) he is no longer entitled to benefits under the Plan.

2.03.	Reemployment
A Member who terminated his employment with the Company and its Affiliates and was reemployed as an Employee before 2005 may become a Member in the Plan immediately upon his reemployment, subject to the provisions of Article II of this Part I of the Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE III
ALLOCATION

3.01.	Establishment of Accounts
The Administrator shall establish and maintain a separate Bookkeeping Account and Distribution Account for each Member of the Plan. As required for appropriate record-keeping, the Administrator may establish and name additional Accounts or sub-accounts for each Member. The records of the Plan shall distinguish the portion of the Account related to this Part I of the Plan from the portion of the Account related to Part II of the Plan.

3.02.	Crediting of Company Contributions
For Plan Years ending before 2005, as soon as practicable after the end of each Payroll Period, the Company shall credit to the Member’s Bookkeeping Account an amount equal to the difference between (a) and (b) below:
(a)    The Matching Contribution that would have been allocated to the Member’s account under the Savings Plan for the Payroll Period based on the Member’s actual Pre-Tax and After-Tax Elections under the Savings Plan for that Payroll Period without regard to the following limitations:
(1)    The limitations imposed by Code section 401(a)(17) on the amount of the Member’s Base Pay that may be taken into account under the Savings Plan as provided in section 1.09 of the Savings Plan.
(2)    The limitations imposed by Code sections 401(k) and 401(m) on the Member’s Actual Deferral Percentages and Contribution Percentages, respectively, under the Savings Plan as described in sections 3.07 and 3.11 of the Savings Plan.
(3)    The limitations imposed by Code section 415 on the amount of Annual Additions that may be allocated to the Member’s account under the Savings Plan as provided in Article VIII of the Savings Plan.
(b)    The Matching Contributions that are actually allocated to the Member’s account under the Savings Plan for the Payroll Period based on his After-Tax and Pre-Tax Contributions made to the Plan for that payroll period.
For purposes of this subsection, the terms “Base Pay,” “After-Tax Contributions,” “Pre-Tax Contributions” “Actual Deferral Percentages,” “Contribution Percentages” and “Annual Additions” shall have the meanings set forth in Article I of the Savings Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

3.03.	Allocation of Company Contributions
Company Contributions made on behalf of a Member shall be allocated to the Member’s Distribution Account as soon as practicable after such contributions are made as provided in Article IV.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE IV
CONTRIBUTIONS

4.01.	Company Contributions
(c)    As soon as practicable after a Member’s account balance under the Savings Plan is distributed pursuant to Section 7.02, 7.03 or 7.04 of the Savings Plan, the Company shall contribute to the Plan on behalf of the Member an amount equal to the balance of his vested Bookkeeping Account under this Part I, valued as of the Valuation Date coincident with or immediately preceding the date of distribution to the Member or his Beneficiary, as the case may be, under the Savings Plan.
(d)    In the event that the Plan is required to make payments to an Alternate Payee pursuant to a Qualified Domestic Relations Order prior to the date that the Member terminates employment, the Company shall contribute to the Plan an amount equal to the value of the Member’s vested Bookkeeping Account under this Part I awarded to the Alternate Payee under the Qualified Domestic Relations Order as of the Valuation Date immediately preceding the date of payment specified in the order. The value of the Member’s vested Bookkeeping Account under this Part I as of the applicable Valuation Date shall be reduced by any amounts contributed by the Company on behalf of the Alternate Payee.
(e)    If the Plan is terminated, the Company shall contribute on behalf of each Member an amount equal to the balance of his Bookkeeping Account under this Part I valued as of the Valuation Date coincident with or immediately preceding the date the Plan termination becomes effective.

4.02.	Member Contributions
Members shall not be required or permitted to make contributions to the Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE V
VALUATION AND ACCOUNTING

5.01.	Credits to Bookkeeping Accounts
Amounts shall be credited to a Member’s Bookkeeping Account under this Part I in whole and fractional shares of Tredegar Corporation common stock based on the shares that would have been purchased with such amounts and allocated to the Member’s Matching Contribution Account under the Savings Plan. Additional amounts shall be credited to the Member’s Bookkeeping Account under this Part I to the extent that cash dividends paid on such shares of stock would have been reinvested in Tredegar Common Stock Fund under the Savings Plan.

5.02.	Valuation of Bookkeeping Accounts
(a)    Each Member’s Bookkeeping Account under this Part I shall be valued, pursuant to the provisions of Plan section 5.01 as of each Valuation Date, using the fair market value of the investment funds under the Savings Plan as reported in writing by the trustee for the Savings Plan.
(b)    As of each Valuation Date, the value of a Member’s Bookkeeping Account under this Part I shall be adjusted to reflect what would have been its share of income, gains and losses under the Savings Plan based on the investment of Matching Contributions allocated to the Member’s account under the Savings Plan. The value of the Member’s Bookkeeping Account under this Part I shall be adjusted to reflect cash dividends that would have been accrued or paid on shares of Tredegar Corporation common stock credited to such Bookkeeping Account as if held in the Member’s Matching Contribution Account under the Savings Plan as well as charges, expenses and realized gains or losses that would have been allocated to such shares of stock under the Savings Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE VI
DISTRIBUTION

6.01.	Plan Termination, Death, Permanent and Total Disability
In the event of termination of the Savings Plan or a Member’s termination of employment by reason of death, Permanent and Total Disability, or retirement, the Plan shall pay the Member or his Beneficiary, as the case may be, the total value of the Member’s Distribution Account under this Part I as of the Valuation Date next following the date that the Member’s account balance under the Savings Plan is distributed pursuant to Section 7.02, 7.03 or 7.04 of the Savings Plan.

6.02.	Other Separation
(a)    In the event a Member terminates employment for reasons other than death, retirement, or Permanent and Total Disability, the Plan shall pay the Member the value of his Distribution Account that represents the value of his vested Bookkeeping Account under this Part I as of the Valuation Date next following the date that such Member receives his vested account balance under the Savings Plan pursuant to Savings Plan section 7.03.
(b)    A Member shall become vested in his Bookkeeping Account under this Part I at the same time and in the same manner as he becomes vested in his Matching Contribution Account under the terms of the Savings Plan.
(c)    A distribution cannot be made pursuant to this section if, at the time of the distribution, the Member is again employed by the Company, unless the distribution is by reason of Plan termination.

6.03.	Qualified Domestic Relations Order Distributions
Despite any other Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. Payment will be made to the Alternate Payee in the manner specified by the Qualified Domestic Relations Order and as soon as practicable after the payment date specified in the Qualified Domestic Relations Order; provided, however, that in no event shall a distribution pursuant to this section exceed the value of the Member’s vested Distribution Account under this Part I as of the Valuation Date coincident with or immediately preceding the date of distribution. Unless a contrary result is specified by the Qualified Domestic Relations Order, if the amount awarded to the Alternate Payee pursuant to a Qualified Domestic Relations Order does not exceed $3,500 as of the Valuation Date coincident with or immediately preceding the date such amount becomes payable, that amount will be paid to the Alternate Payee from the Member’s vested Distribution Account under this Part I as soon as practicable following the date the Administrator determines that the domestic relations order is a Qualified Domestic Relations Order.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

6.04.	Form of Distribution
Payment shall be made from Part I of the Plan to a Member, Beneficiary or Alternate Payee in single cash sums.

6.05.	Federal Income Tax Withholding
Members and, if applicable, Beneficiaries shall be provided with proper notice and election forms for the purpose of withholding Federal income tax from distributions from Part I of the Plan in accordance with Code section 3405.

6.06.	Discharge of Obligation
Payment of all or a portion of the value of the Member’s vested Distribution Account under this Article shall discharge the Company’s obligation to the Member, his Beneficiary or Alternate Payee with respect to the corresponding value of the Member’s vested Bookkeeping Account under the Plan.

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

ARTICLE VI
ADMINISTRATION

7.01.	Appointment of Named Fiduciary and Plan Administrator
Tredegar Corporation shall be the Administrator and Named Fiduciary of the Plan and shall be responsible for the operation and administration of the Plan except to the extent its duties are allocated to and assumed by persons or entities hereunder.

7.02.	Plan Administrator
(a)    To the extent required by law, the Administrator shall establish a funding policy and method to carry out the objectives of the Plan.
(b)    The Administrator shall prepare such reports at such times and file such reports at such places as may be required by Federal statutes and regulations.
(c)    Upon written request of any Member or Beneficiary eligible to receive benefits under the Plan, the Administrator shall furnish him a copy of the latest updated summary plan description, latest annual report and a copy of the Plan. The Administrator may make a reasonable charge for the costs of furnishing such copies.
(d)    The Administrator shall maintain, on a plan or calendar year basis, employee and other such records as are necessary for the successful operation of the Plan and shall supply such full and timely information for all matters relating to the Plan as the Committee or Trustee may require for the effective discharge of their respective duties.
(e)    The Administrator shall receive all applications for benefits and shall establish rules and procedures to be followed by Members and Beneficiaries in filing such applications and for furnishing and verifying all data which may be required in order to establish their rights to benefits in accordance with the Plan. Upon receipt of an application for benefits, the Administrator shall determine all facts which are necessary to establish the right of an applicant to benefits and the amount thereof. All approved benefits shall be paid at the direction of the Administrator. Such payments shall be made in accordance with the Administrator’s written directions setting forth the amount of such payments and the specific manner in which such payments are to be made. In carrying out its duties hereunder, the Administrator shall at all times rely on the construction and specific interpretations of the Plan as determined by the Committee.\

Savings Plan Benefit Restoration Plan for Employees
of
Tredegar Corporation
Part I
Effective As Of January 1, 2005

7.03.	Employee Savings Plan Committee
(a)    The Employee Savings Plan Committee appointed by, and serving at the pleasure of, the Board of Directors of Tredegar Corporation, pursuant to section 9.03 of the Savings Plan shall have the powers and duties with respect to the Plan as described in this Plan section.
(b)    The Committee shall make such rules and regulations as it deems necessary for operation of the Plan, shall determine all questions arising in the administration, interpretation and application of the Plan, review claims for benefits which have been denied, and shall perform all other functions which may be assigned to it by the Plan or the Administrator. Notwithstanding the powers granted hereunder, the Committee shall have no power to modify in any way any provision of the Plan.
(c)    A member of the Committee who is also a Member of the Plan shall abstain from any action which specifically affects him as a Member of the Plan other than an action which affects all Members of the Plan. In the event of abstention, matters shall be decided by the remaining members of the Committee. Nothing herein shall prevent any member of the Committee who is also a Member of the Plan from receiving any benefit to which he may be entitled, so long as the benefit is computed and paid on a basis that is consistently applied to all other Members. The Committee may engage agents to assist it in its duties, and may consult with counsel, who may be counsel for the Company, with respect to the meaning or construction of this document and its obligations hereunder, or with respect to any action, proceeding, or question of law related thereto.

7.04.	Trustee
The Board of Directors shall have the power to appoint one or more Trustees, to remove a Trustee at its discretion upon sixty (60) days’ written notice unless a shorter period is agreed to, to appoint a successor to any Trustee who has resigned, has been removed, or has ceased to serve for any other reason, and to appoint a co-Trustee with the consent of the Trustee then serving. The Trustee may resign at any time upon sixty (60) days’ written notice to the Company unless a shorter period is agreed to. The appointment of any Trustee or co-Trustee shall become effective upon the Trustee’s or co-Trustee’s acceptance of the appointment in writing. Each Trustee shall hold and invest the assets of the Plan under a Trust established pursuant to a Trust Agreement between the Company and the Trustee. Each Trustee shall further carry out all duties assigned to it by the Plan or the applicable Trust Agreement.

7.05.	Benefit Claims Review Procedure
(a)    Claims for benefits under the Plan may be submitted to the Administrator or such person as the Administrator may designate in writing who shall have the initial responsibility for determining the eligibility of any Member or Beneficiary for benefits. Such claims for benefits shall be made in writing and shall set forth the facts which such Member or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Administrator may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms.

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(b)    Upon receipt of a claim, the Administrator must respond in writing within ninety (90) days. If necessary, the Administrator’s first notice must indicate any special circumstances requiring an extension of time for the Administrator’s decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety (90) days after the end of the initial ninety (90) day period.
(c)    If the written claim for a Plan benefit is wholly or partially denied or the claimant has had no response, the claimant or his duly authorized representative, at the sole expense of the claimant, may appeal the denial within sixty (60) days of the date of the denial or the expiration of the time period provided in subsection (b) to the:
Manager of Employee Benefits
Tredegar Corporation
1100 Boulders Parkway
Richmond, Virginia 23225
An adverse notice must be written in a manner calculated to be understood by the claimant and must include (i) each reason for denial; (ii) specific references to the pertinent provisions of the Plan or related documents on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and (iv) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.
(d)    In pursuing his appeal the claimant or his representative:
(1)    may request in writing that the Employee Savings Plan Committee review the denial;
(2)    may review pertinent documents; and
(3)    may submit issues and comments in writing.
(e)    The decision on review shall be made within sixty (60) days; provided that the sixty (60) day period may be extended for an additional sixty (60) days by written notice to the claimant setting forth the reasons for the extension. The decision on review shall be made in writing, shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall contain specific references to the pertinent Plan provisions on which the decision is based.

Savings Plan Benefit Restoration Plan for Employees
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7.06.	Administrative Costs
All reasonable costs incurred in the administration of the Plan, excluding legal fees and recordkeeping charges, shall be paid from the Trust Fund. No Employee of the Company or an Affiliate shall be entitled to compensation for his services with respect to the Plan other than his normal compensation received as an employee of the Company or an Affiliate, but he shall be entitled to reimbursement for his reasonable expenses incurred in the administration of the Plan.

7.07.	Fiduciary Discretion
In discharging the duties assigned to it under the Plan, the Committee and each other fiduciary with respect to the Plan has the discretion to interpret the Plan; adopt, amend and rescind rules and regulations pertaining to its duties under the Plan; and to make all other determinations necessary or advisable for the discharge of its duties under the Plan. Each fiduciary’s discretionary authority is absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to similarly situated individuals. The express grant in the Plan of any specific power to a fiduciary with respect to any duty assigned to it under the Plan must not be construed as limiting any power or authority of the fiduciary to discharge its duties. A fiduciary’s decision is final and conclusive unless it is established that the fiduciary’s decision constituted an abuse of its discretion.

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Part I
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ARTICLE VIII
AMENDMENT AND TERMINATION OF THE PLAN

8.01.	Amendment of the Plan
The Company shall have the right by action of the Board of Directors to modify, alter or amend the Plan in whole or in part to the extent allowed by law; provided that the duties, powers and liabilities of the Trustee shall not be increased without its written consent; provided further that any such action shall not, in any way, adversely affect the benefits of individuals who have terminated their employment under the Plan prior to the effective date of such action, or of their Beneficiaries, nor shall it adversely affect amounts credited to Members prior to the effective date of such action. No amendment, modification or alteration shall have the effect of revesting in the Company any part of the principal or income of the Trust Fund.

8.02.	Termination of the Plan
The Company expects to continue this Plan indefinitely, but continuance is not assumed as a contractual obligation and the Company reserves the right to terminate the Plan at any time. Upon termination of the Plan, the rights of the then Members in their Bookkeeping Accounts shall be nonforfeitable and, as soon as practicable thereafter the Company shall contribute on behalf of each Member an amount equal to the value of his Bookkeeping Account in this Part I. Each Member shall be entitled to receive the value of his Distribution Account in this Part I in the manner described in Plan section 6.01.

Savings Plan Benefit Restoration Plan for Employees
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ARTICLE IX
MERGER AND CONSOLIDATION OF THE PLAN
In the event of a merger or consolidation of the Plan with another plan or the transfer of assets or liabilities from the Plan to another plan, the balance in each Member’s Account immediately after such event shall be equal to the balance in his Account immediately prior to such event.

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ARTICLE X
GENERAL PROVISIONS

10.01.	Return of Company Contributions
This Plan has been created for, where applicable, the exclusive purpose of providing benefits to the Members and their Beneficiaries. The Plan shall be interpreted in a manner consistent with applicable provisions of ERISA. Company contributions to the Plan may be returned to the Company (1) within one year of the date such funds are contributed if the contribution is made by reason of a mistake of fact or (2) to the extent of the disallowance of a tax deduction for such contribution and within one year of such disallowance, if the contribution is conditioned on its deductibility.

10.02.	No Guaranty of Employment
The Plan shall not be deemed to constitute a contract between the Company and any Member or to be consideration or an inducement for the employment of any Member of the Company. Nothing contained in the Plan shall be deemed to give any Member the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or to terminate the service of any Member at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

10.03.	Payments to Minors and Incompetents
If a Member or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed so by the Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, benefits will be paid to such person as the Administrator might designate. Such payments shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

10.04.	Non-Alienation of Benefits
(a)    To the extent permitted by law, no benefit payable under the Plan will be subject in any manner to anticipation, assignment, garnishment, or pledge; and any attempt to anticipate, assign, garnish or pledge the same will be void and no such benefits will be made in any manner liable for or subject to the debts, liabilities, engagements or torts of any Members.
(b)    Despite any other Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. The Plan is not liable for any payments pursuant to a domestic relations order until the Administrator has received the order and determined that it is a Qualified Domestic Relations Order. The Administrator must establish reasonable written procedures for determining the qualified status of a domestic relations order and for administering distributions under a Qualified Domestic Relations Order. The Administrator must promptly notify the Member and each Alternate Payee of the receipt of a domestic relations order and of the procedures for determining its qualified status.

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10.05.	Headings and Subheadings
The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10.06.	Use of Masculine and Feminine; Singular and Plural
In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings are indicated by the context.

10.07.	Unclaimed Benefits
If the Administrator, or the Trustee with the assistance of the Administrator, cannot make payment of any amount to a Member or Beneficiary within five (5) years after such amount becomes payable because the identity or whereabouts of such individual cannot be ascertained, the Administrator, at the end of such five (5) year period, will direct that the amounts which would have been payable to such Member or Beneficiary be segregated by the Trustee and thereafter dealt with according to the laws of the Commonwealth of Virginia relating to abandoned intangible personal property held in a fiduciary capacity.

10.08.	Beneficiary Designation
At the time of enrollment in the Plan, each Member, with the consent of his spouse pursuant to Plan section 1.04, if applicable, must designate a Beneficiary to receive settlement of his Plan account in the event of his death during employment. A Member, with the consent of his spouse pursuant to Plan section 1.04, if applicable, may, from time to time, change a Beneficiary or Beneficiaries under the Plan. In the event that no designated Beneficiary is surviving at the time of the Member’s death, settlement under the Plan will be made as provided in Plan section 1.04.

10.09.	Errors and Omissions
It shall be the responsibility of those individuals and entities charged with the administration of the Plan to see that it is administered in accordance with its terms so long as it is not in conflict with ERISA. In the event an innocent error or omission is discovered in the operation or administration of the Plan, which in the judgment of the Committee would cost more to correct than is warranted by the error or omission and which in such Committee’s judgment did not result

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in discrimination in operation, in favor of the prohibited group of officers, shareholders, and highly compensated employees, then, to the extent such adjustment will not in such Committee’s judgment result in such prohibited group, the Committee deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Company contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Members in the same relative position they would have been in but for such error or omission.

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SAVINGS PLAN BENEFIT RESTORATION PLAN FOR EMPLOYEES
OF
TREDEGAR CORPORATION

Part II

Effective As Of January 1, 2005

Savings Plan Benefit Restoration Plan for Employees
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INTRODUCTION
The Savings Plan Benefit Restoration Plan for Employees of Tredegar Corporation was adopted effective October 1, 1993. The purpose of the Plan is to supplement the benefits payable to certain employees under the Savings Plan for the Employees of Tredegar Industries, Inc. by restoring benefits that would be available to such employees but for the application of certain Internal Revenue Code limitations. The Company has determined that the adoption of the Benefit Restoration Plan will assist it in attracting and retaining those employees whose abilities and experience will contribute to its continued success.
The Plan was amended in 2004 on account of the enactment of Code section 409A. The 2004 amendment authorized dividing the Plan into Part I (which governs benefits that were vested and accrued as of December 31, 2004, as adjusted for bookkeeping investment gains and losses) and this Part II (which governs benefits that are subject to Code section 409A, i.e., benefits that vest after 2004 and benefits that are accrued after 2004, both as adjusted for bookkeeping investment gains and losses).
The Company intends for the Benefit Restoration Plan to be an individual account plan within the meaning of section 3(34) of the Employee Retirement Income Security Act of 1974, as amended. The Company further intends for the Plan to be funded through a trust to which Company contributions are deductible. All questions arising in the construction and administration of the Plan must be resolved in a manner that is consistent with that intent.

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ARTICLE I
DEFINITIONS

1.29.	Account
Account means the account or bookkeeping record reflecting a Member’s interest in the Plan. A Member may have several Accounts in the Plan and the Account maintained under this Part II of the Plan reflects the Member’s interest that vested after 2004 or is credited after 2004, as adjusted for bookkeeping investment gains and losses.
SEE ALSO: Bookkeeping Account and Distribution Account.

1.30.	Affiliate
Affiliate means any corporation which, when considered with Tredegar Corporation, would constitute a controlled group of corporations within the meaning of Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C) or any entity, whether or not incorporated which, when considered with the Tredegar Corporation, would constitute a controlled group in accordance with Code section 414(c) and regulations promulgated thereunder.

1.31.	Alternate Payee
Alternate Payee, for purposes of Plan sections 1.22 and 6.03, means a Member’s spouse, former spouse, child, or other dependent who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Member.

1.32.	Beneficiary
Beneficiary means the Member’s Surviving Spouse unless such spouse has consented or does consent in writing to the Member’s election of a different Beneficiary. The spouse’s consent must be in writing, must acknowledge the effect of the Member’s designation or change in designation, and must be witnessed by a notary public. If spousal consent is not obtained, such Member’s Beneficiary shall be his spouse. If the Company is satisfied that spousal consent may not be obtained because the Member has no spouse, because the spouse cannot be located, or because of such other circumstances as applicable regulations may prescribe, the Member may name any Beneficiary he desires and from time to time change his designated Beneficiary without such Beneficiary’s consent. With the Member’s Surviving Spouse’s consent, Beneficiary means the person or entity specified by a Member on forms prescribed by the Company for that purpose. If a Member does not designate a Beneficiary or if the designated Beneficiary should predecease the Member or is not in existence on the date of the Member’s death, then Beneficiary shall mean the first surviving class of the following successive preference Beneficiaries: The Member’s (a) widow or widower; (b) surviving children equally; (c) surviving parents equally; (d) surviving brothers and sisters equally; or (e) the executor(s) or administrator(s) of the Member’s estate. The preceding sentences to the contrary notwithstanding, Beneficiary means an Alternate Payee to the extent that

Savings Plan Benefit Restoration Plan for Employees
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a Qualified Domestic Relations Order recognizes the Alternate Payee as having a right to receive all or a portion of any benefits payable under the Plan.

1.33.	Board of Directors
Board of Directors means the Board of Directors of Tredegar Corporation.

1.34.	Code
Code means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

1.35.	Committee
Committee means the Employee Savings Plan Committee appointed under the Savings Plan as described in Plan section 7.03.

1.36.	Company
Company means Tredegar Corporation, and all of its Affiliates, subsidiaries and divisions except for those Affiliates, subsidiaries and divisions whose employees or segments thereof have not been designated to be included in this Plan. Where only a segment of an Affiliate’s, subsidiary’s or division’s employees has been designated for coverage hereunder, “Company” shall apply to such Affiliate, subsidiary or division only as it relates to such entity’s employees eligible for coverage. Any action required to be taken by a Company may be taken by the Board of Directors or by the Executive Committee of the Board of Directors.

1.37.	Company Contribution
Company Contribution means the Company’s contribution to a Member’s Distribution Account as provided in Plan section 4.01.

1.38.	Earnings
Earnings means for purposes of Plan section 1.14, for any relevant period, an individual’s wages, salaries for personal services (such as professional services), and other amounts received from the Company for personal services actually rendered. Earnings include, but are not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, and other amounts permissibly included according to Treasury regulations. Earnings do not include deferred compensation, gain from the exercise of stock options, and distributions that receive special tax benefits and are excluded from the base for computing those statutory limits.

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1.39.	Employee
Employee means any individual who is paid from the Company’s payroll and eligible to participate in the Savings Plan, excluding any individual retained by the Company as an independent contractor or consultant or any individual described in Code section 414 (leased employees) and any individual employed by the Company on a temporary or casual basis.

1.40.	ERISA
ERISA means the Employee Retirement Income Security Act of 1974, as amended. References to specific sections of ERISA shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

1.41.	Family Member
Family Member means a member of the family of a five-percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Earnings from the Company during the Plan Year. For purposes of this section, the term “family” means, with respect to any Employee, such Employee’s spouse and lineal ascendants or descendants and the spouse of such lineal ascendants or descendants. Except as otherwise specified in regulations, a Family Member is not considered to be an Employee separate from the Employee whose status under this Plan cause the individual to be a Family Member.

1.42.	Highly Compensated
Highly Compensated refers to an Employee who is a highly compensated employee under Code section 414(q).

1.43.	Matching Contribution
Matching Contribution means the Company’s Contribution to the Savings Plan on behalf of a Member as described in sections 3.08 and 3.11(d) of the Savings Plan.

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1.44.	Matching Contribution Account
Matching Contribution Account means the portion of a Member’s account attributable to Matching Contributions under the Savings Plan as described in section 3.01 of the Savings Plan.

1.45.	Member
Member means, as to this Part II of the Plan, an eligible Employee who satisfies the requirements of Article II.

1.46.	Payroll Period
Payroll Period means the interval of employment for which a Member’s periodic pay checks are normally issued.

1.47.	Permanent and Total Disability
Permanent and Total Disability means the incapacity of an Employee as described in section 1.36 of the Savings Plan.

1.48.	Plan
Plan means the Savings Plan Benefit Restoration Plan for Employees of Tredegar Corporation (which is comprised of Part I and this Part II).

1.49.	Plan Year
Plan Year means the annual period beginning on January 1st and ending on the following December 31st.

1.50.	Qualified Domestic Relations Order
Qualified Domestic Relations Order means a “qualified domestic relations order” as defined in Section 206 of ERISA.

1.51.	Savings Plan
Savings Plan means the Savings Plan for the Employees of Tredegar Corporation as in effect from time to time. References to specific sections of the Savings Plan shall include those sections and any successor provisions of the Savings Plan.

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1.52.	Specified Employee
Specified Employee means a Member who is a “specified employee” as defined in Code section 409A.

1.53.	Surviving Spouse
Surviving Spouse means the person to whom a Member was married on his death.

1.54.	Trust Agreement
Trust Agreement means the Trust Agreement entered into between the Company and a Trustee in conjunction with the Plan.

1.55.	Trust Fund
Trust Fund means the assets of the Plan held by the Trustee.

1.56.	Trustee
Trustee means a bank or trust company designated by the Board of Directors.

1.57.	Valuation Date
Valuation Date means the last business day of a calendar month.

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ARTICLE II
ELIGIBILITY AND MEMBERSHIP

2.04.	Eligibility Requirements
(a)    Each individual who is a Highly Compensated Employee and a participant in the Savings Plan on January 1, 2005, shall, without further requirement, be a Member in Part II of the Plan effective as of such date.
(b)    Each individual who is or becomes a Highly Compensated Employee after January 1, 2005 shall become a Member in Part II of the Plan on the date that he becomes a participant in the Savings Plan.

2.05.	Membership in the Plan
(c)    An application to enroll in the Plan is not required, but each Employee and Member must correctly disclose to the Administrator all requested information necessary for the administration of the Plan.
(d)    A Member shall continue to be a Member of the Plan until the date that (i) he is no longer a Highly Compensated Employee, (ii) he is no longer eligible to participate in the Savings Plan and (iii) he is no longer entitled to benefits under the Plan.

2.06.	Reemployment
A Member who terminates his employment with the Company and its Affiliates and is reemployed as an Employee may become a Member in the Plan immediately upon his reemployment, subject to the provisions of Article II of this Part II of the Plan.

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ARTICLE III
ALLOCATION

3.04.	Establishment of Accounts
The Administrator shall establish and maintain a separate Bookkeeping Account and Distribution Account for each Member of the Plan. As required for appropriate record-keeping, the Administrator may establish and name additional Accounts or sub-accounts for each Member. The records of the Plan shall distinguish the portion of the Account related to Part II of the Plan from the portion of the Account related to Part I of the Plan.

3.05.	Crediting of Company Contributions
As soon as practicable after the end of each Payroll Period, the Company shall credit to the Member’s Bookkeeping Account an amount equal to the difference between (a) and (b) below:
(d)    The Matching Contribution that would have been allocated to the Member’s account under the Savings Plan for the Payroll Period based on the Member’s actual Pre-Tax and After-Tax Elections under the Savings Plan as in effect on the immediately preceding December 31 without regard to the following limitations:
(1)    The limitations imposed by Code section 401(a)(17) on the amount of the Member’s Base Pay that may be taken into account under the Savings Plan as provided in section 1.09 of the Savings Plan.
(2)    The limitations imposed by Code sections 401(k) and 401(m) on the Member’s Actual Deferral Percentages and Contribution Percentages, respectively, under the Savings Plan as described in sections 3.07 and 3.11 of the Savings Plan.
(3)    The limitations imposed by Code section 415 on the amount of Annual Additions that may be allocated to the Member’s account under the Savings Plan as provided in Article VIII of the Savings Plan.
(e)    The Matching Contributions that would have been allocated to the Member’s account under the Savings Plan for the Payroll Period (taking into account the Limitations described in clauses (1), (2) and (3) of Plan section 3.02(a)), based on his After-Tax and Pre-Tax elections under the Savings Plan as in effect on the immediately preceding December 31.
For purposes of this subsection, the terms “Base Pay,” “After-Tax Contributions,” “Pre-Tax Contributions” “Actual Deferral Percentages,” “Contribution Percentages” and “Annual Additions” shall have the meanings set forth in Article I of the Savings Plan.

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3.06.	Allocation of Company Contributions
Company Contributions made on behalf of a Member shall be allocated to the Member’s Distribution Account as soon as practicable after such contributions are made as provided in Article IV.

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ARTICLE IV
CONTRIBUTIONS

4.03.	Company Contributions
(e)    As soon as practicable after a Member’s termination of employment with the Company and its Affiliates for any reason, the Company shall contribute to the Plan on behalf of the Member an amount equal to the balance of his vested Bookkeeping Account under this Part II, valued as of the Valuation Date coincident with or immediately preceding the date of distribution to the Member or his Beneficiary, as the case may be, under the Savings Plan. The preceding sentence to the contrary notwithstanding, the Company’s contribution shall be made as of the first day of the seventh month beginning after the Member’s termination of employment with the Company and its Affiliates for any reason if the Member is a Specified Employee and the termination is not because of the Member’s death or because the Member is “disabled” as defined in Code section 409A.
(f)    In the event that the Plan is required to make payments to an Alternate Payee pursuant to a Qualified Domestic Relations Order prior to the date that the Member terminates employment, the Company shall contribute to the Plan an amount equal to the value of the Member’s vested Bookkeeping Account under this Part II awarded to the Alternate Payee under the Qualified Domestic Relations Order as of the Valuation Date immediately preceding the date of payment specified in the order. The value of the Member’s vested Bookkeeping Account under this Part II as of the applicable Valuation Date shall be reduced by any amounts contributed by the Company on behalf of the Alternate Payee.
(g)    If the Plan is terminated, and if Code section 409A allows the distribution of benefits on account of the termination, the Company shall contribute on behalf of each Member an amount equal to the balance of his Bookkeeping Account under this Part II valued as of the Valuation Date coincident with or immediately preceding the date the Plan termination becomes effective.

4.04.	Member Contributions
Members shall not be required or permitted to make contributions to the Plan.

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ARTICLE V
VALUATION AND ACCOUNTING

5.03.	Credits to Bookkeeping Accounts
Amounts shall be credited to a Member’s Bookkeeping Account under this Part II in whole and fractional shares of Tredegar Corporation common stock based on the shares that would have been purchased with such amounts and allocated to the Member’s Matching Contribution Account under the Savings Plan. Additional amounts shall be credited to the Member’s Bookkeeping Account under this Part II to the extent that cash dividends paid on such shares of stock would have been reinvested in Tredegar Common Stock Fund under the Savings Plan.

5.04.	Valuation of Bookkeeping Accounts
(f)    Each Member’s Bookkeeping Account under this Part II shall be valued, pursuant to the provisions of Plan section 5.01 as of each Valuation Date, using the fair market value of the investment funds under the Savings Plan as reported in writing by the trustee for the Savings Plan.
(g)    As of each Valuation Date, the value of a Member’s Bookkeeping Account under this Part II shall be adjusted to reflect what would have been its share of income, gains and losses under the Savings Plan based on the investment of Matching Contributions allocated to the Member’s account under the Savings Plan. The value of the Member’s Bookkeeping Account under this Part II shall be adjusted to reflect cash dividends that would have been accrued or paid on shares of Tredegar Corporation common stock credited to such Bookkeeping Account as if held in the Member’s Matching Contribution Account under the Savings Plan as well as charges, expenses and realized gains or losses that would have been allocated to such shares of stock under the Savings Plan.

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ARTICLE VI
DISTRIBUTION

6.07.	Death, Permanent and Total Disability
In the event of a Member’s termination of employment by reason of death, Permanent and Total Disability, or retirement, the Plan shall pay the Member or his Beneficiary, as the case may be, the total value of the Member’s Distribution Account under this Part II as of the Valuation Date next following the Member’s termination of employment. The preceding sentence to the contrary notwithstanding, the distribution shall be made as of the first day of the seventh month beginning after the Member’s termination of employment if the Member is a Specified Employee and the termination is not on account of the member’s death or because the Member is “disabled” as defined in Code section 409A.

6.08.	Other Separation
(c)    In the event a Member terminates employment for reasons other than death, retirement, or Permanent and Total Disability, the Plan shall pay the Member the value of his Distribution Account that represents the value of his vested Bookkeeping Account under this Part II as of the Valuation Date next following the Member’s termination of employment or, in the case of a Member who is a Specified Employee, the first day of the seventh month beginning after the Member’s termination of employment.
(d)    A Member shall become vested in his Bookkeeping Account at the same time and in the same manner as he becomes vested in his Matching Contribution Account under the terms of the Savings Plan.

6.09.	Qualified Domestic Relations Order Distributions
Despite any other Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. Payment will be made to the Alternate Payee in the manner specified by the Qualified Domestic Relations Order and as soon as practicable after the payment date specified in the Qualified Domestic Relations Order; provided, however, that in no event shall a distribution pursuant to this section exceed the value of the Member’s vested Distribution Account under this Part II as of the Valuation Date coincident with or immediately preceding the date of distribution. Unless a contrary result is specified by the Qualified Domestic Relations Order, if the amount awarded to the Alternate Payee pursuant to a Qualified Domestic Relations Order does not exceed $3,500 as of the Valuation Date coincident with or immediately preceding the date such amount becomes payable, that amount will be paid to the Alternate Payee from the Member’s vested Distribution Account under this Part II as soon as practicable following the date the Administrator determines that the domestic relations order is a Qualified Domestic Relations Order.

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6.10.	Form of Distribution
Payment shall be made from Part II of the Plan to a Member, Beneficiary or Alternate Payee in single cash sums.

6.11.	Federal Income Tax Withholding
Members and, if applicable, Beneficiaries shall be provided with proper notice and election forms for the purpose of withholding Federal income tax from distributions from Part II of the Plan in accordance with Code section 3405.

6.12.	Discharge of Obligation
Payment of all or a portion of the value of the Member’s vested Distribution Account under this Article shall discharge the Company’s obligation to the Member, his Beneficiary or Alternate Payee with respect to the corresponding value of the Member’s vested Bookkeeping Account under the Plan.

Savings Plan Benefit Restoration Plan for Employees
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ARTICLE VII
ADMINISTRATION

7.08.	Appointment of Named Fiduciary and Plan Administrator
Tredegar Corporation shall be the Administrator and Named Fiduciary of the Plan and shall be responsible for the operation and administration of the Plan except to the extent its duties are allocated to and assumed by persons or entities hereunder.

7.09.	Plan Administrator
(a)    To the extent required by law, the Administrator shall establish a funding policy and method to carry out the objectives of the Plan.
(b)    The Administrator shall prepare such reports at such times and file such reports at such places as may be required by Federal statutes and regulations.
(c)    Upon written request of any Member or Beneficiary eligible to receive benefits under the Plan, the Administrator shall furnish him a copy of the latest updated summary plan description, latest annual report and a copy of the Plan. The Administrator may make a reasonable charge for the costs of furnishing such copies.
(d)    The Administrator shall maintain, on a plan or calendar year basis, employee and other such records as are necessary for the successful operation of the Plan and shall supply such full and timely information for all matters relating to the Plan as the Committee or Trustee may require for the effective discharge of their respective duties.
(e)    The Administrator shall receive all applications for benefits and shall establish rules and procedures to be followed by Members and Beneficiaries in filing such applications and for furnishing and verifying all data which may be required in order to establish their rights to benefits in accordance with the Plan. Upon receipt of an application for benefits, the Administrator shall determine all facts which are necessary to establish the right of an applicant to benefits and the amount thereof. All approved benefits shall be paid at the direction of the Administrator. Such payments shall be made in accordance with the Administrator’s written directions setting forth the amount of such payments and the specific manner in which such payments are to be made. In carrying out its duties hereunder, the Administrator shall at all times rely on the construction and specific interpretations of the Plan as determined by the Committee.

Savings Plan Benefit Restoration Plan for Employees
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7.10.	Employee Savings Plan Committee
(a)    The Employee Savings Plan Committee appointed by, and serving at the pleasure of, the Board of Directors of Tredegar Corporation, pursuant to section 9.03 of the Savings Plan shall have the powers and duties with respect to the Plan as described in this Plan section.
(b)    The Committee shall make such rules and regulations as it deems necessary for operation of the Plan, shall determine all questions arising in the administration, interpretation and application of the Plan, review claims for benefits which have been denied, and shall perform all other functions which may be assigned to it by the Plan or the Administrator. Notwithstanding the powers granted hereunder, the Committee shall have no power to modify in any way any provision of the Plan.
(c)    A member of the Committee who is also a Member of the Plan shall abstain from any action which specifically affects him as a Member of the Plan other than an action which affects all Members of the Plan. In the event of abstention, matters shall be decided by the remaining members of the Committee. Nothing herein shall prevent any member of the Committee who is also a Member of the Plan from receiving any benefit to which he may be entitled, so long as the benefit is computed and paid on a basis that is consistently applied to all other Members. The Committee may engage agents to assist it in its duties, and may consult with counsel, who may be counsel for the Company, with respect to the meaning or construction of this document and its obligations hereunder, or with respect to any action, proceeding, or question of law related thereto.

7.11.	Trustee
The Board of Directors shall have the power to appoint one or more Trustees, to remove a Trustee at its discretion upon sixty (60) days’ written notice unless a shorter period is agreed to, to appoint a successor to any Trustee who has resigned, has been removed, or has ceased to serve for any other reason, and to appoint a co-Trustee with the consent of the Trustee then serving. The Trustee may resign at any time upon sixty (60) days’ written notice to the Company unless a shorter period is agreed to. The appointment of any Trustee or co-Trustee shall become effective upon the Trustee’s or co-Trustee’s acceptance of the appointment in writing. Each Trustee shall hold and invest the assets of the Plan under a Trust established pursuant to a Trust Agreement between the Company and the Trustee. Each Trustee shall further carry out all duties assigned to it by the Plan or the applicable Trust Agreement.

7.12.	Benefit Claims Review Procedure
(a)    Claims for benefits under the Plan may be submitted to the Administrator or such person as the Administrator may designate in writing who shall have the initial responsibility for determining the eligibility of any Member or Beneficiary for benefits. Such claims for benefits shall be made in writing and shall set forth the facts which such Member or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Administrator may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms.

Savings Plan Benefit Restoration Plan for Employees
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(b)    Upon receipt of a claim, the Administrator must respond in writing within ninety (90) days. If necessary, the Administrator’s first notice must indicate any special circumstances requiring an extension of time for the Administrator’s decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety (90) days after the end of the initial ninety (90) day period.
(c)    If the written claim for a Plan benefit is wholly or partially denied or the claimant has had no response, the claimant or his duly authorized representative, at the sole expense of the claimant, may appeal the denial within sixty (60) days of the date of the denial or the expiration of the time period provided in subsection (b) to the:
Manager of Employee Benefits
Tredegar Corporation
1100 Boulders Parkway
Richmond, Virginia 23225
An adverse notice must be written in a manner calculated to be understood by the claimant and must include (i) each reason for denial; (ii) specific references to the pertinent provisions of the Plan or related documents on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and (iv) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.
(d)    In pursuing his appeal the claimant or his representative:
(1)    may request in writing that the Employee Savings Plan Committee review the denial;
(2)    may review pertinent documents; and
(3)    may submit issues and comments in writing.
(e)    The decision on review shall be made within sixty (60) days; provided that the sixty (60) day period may be extended for an additional sixty (60) days by written notice to the claimant setting forth the reasons for the extension. The decision on review shall be made in writing, shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall contain specific references to the pertinent Plan provisions on which the decision is based.

Savings Plan Benefit Restoration Plan for Employees
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7.13.	Administrative Costs
All reasonable costs incurred in the administration of the Plan, excluding legal fees and recordkeeping charges, shall be paid from the Trust Fund. No Employee of the Company or an Affiliate shall be entitled to compensation for his services with respect to the Plan other than his normal compensation received as an employee of the Company or an Affiliate, but he shall be entitled to reimbursement for his reasonable expenses incurred in the administration of the Plan.

7.14.	Fiduciary Discretion
In discharging the duties assigned to it under the Plan, the Committee and each other fiduciary with respect to the Plan has the discretion to interpret the Plan; adopt, amend and rescind rules and regulations pertaining to its duties under the Plan; and to make all other determinations necessary or advisable for the discharge of its duties under the Plan. Each fiduciary’s discretionary authority is absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to similarly situated individuals. The express grant in the Plan of any specific power to a fiduciary with respect to any duty assigned to it under the Plan must not be construed as limiting any power or authority of the fiduciary to discharge its duties. A fiduciary’s decision is final and conclusive unless it is established that the fiduciary’s decision constituted an abuse of its discretion.

Savings Plan Benefit Restoration Plan for Employees
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Tredegar Corporation
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Effective As Of January 1, 2005

ARTICLE VIII
AMENDMENT AND TERMINATION OF THE PLAN

8.01.	Amendment of the Plan
The Company shall have the right by action of the Board of Directors to modify, alter or amend the Plan in whole or in part to the extent allowed by law; provided that the duties, powers and liabilities of the Trustee shall not be increased without its written consent; provided further that any such action shall not, in any way, adversely affect the benefits of individuals who have terminated their employment under the Plan prior to the effective date of such action, or of their Beneficiaries, nor shall it adversely affect amounts credited to Members prior to the effective date of such action. No amendment, modification or alteration shall have the effect of revesting in the Company any part of the principal or income of the Trust Fund.

8.02.	Termination of the Plan
The Company expects to continue this Plan indefinitely, but continuance is not assumed as a contractual obligation and the Company reserves the right to terminate the Plan at any time. Upon termination of the Plan, the rights of the then Members in their Bookkeeping Accounts shall be nonforfeitable and, if Code section 409A allows a distribution of benefits on account of the Plan’s termination, as soon as practicable thereafter the Company shall (i) contribute on behalf of each Member an amount equal to the value of his Bookkeeping Account and (ii) distribute that amount to the Member as soon as practicable after the contribution is made. Any amount that Code section 409A does not allow to be distributed upon Plan termination shall be paid to each Member in the manner described in Plan section 6.01.

Savings Plan Benefit Restoration Plan for Employees
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Tredegar Corporation
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ARTICLE IX
MERGER AND CONSOLIDATION OF THE PLAN
In the event of a merger or consolidation of the Plan with another plan or the transfer of assets or liabilities from the Plan to another plan, the balance in each Member’s Account immediately after such event shall be equal to the balance in his Account immediately prior to such event.

Savings Plan Benefit Restoration Plan for Employees
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Tredegar Corporation
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ARTICLE X
GENERAL PROVISIONS

10.10.	Return of Company Contributions
This Plan has been created for, where applicable, the exclusive purpose of providing benefits to the Members and their Beneficiaries. The Plan shall be interpreted in a manner consistent with applicable provisions of ERISA. Company contributions to the Plan may be returned to the Company (1) within one year of the date such funds are contributed if the contribution is made by reason of a mistake of fact or (2) to the extent of the disallowance of a tax deduction for such contribution and within one year of such disallowance, if the contribution is conditioned on its deductibility.

10.11.	No Guaranty of Employment
The Plan shall not be deemed to constitute a contract between the Company and any Member or to be consideration or an inducement for the employment of any Member of the Company. Nothing contained in the Plan shall be deemed to give any Member the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or to terminate the service of any Member at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

10.12.	Payments to Minors and Incompetents
If a Member or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed so by the Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, benefits will be paid to such person as the Administrator might designate. Such payments shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

10.13.	Non-Alienation of Benefits
(a)    To the extent permitted by law, no benefit payable under the Plan will be subject in any manner to anticipation, assignment, garnishment, or pledge; and any attempt to anticipate, assign, garnish or pledge the same will be void and no such benefits will be made in any manner liable for or subject to the debts, liabilities, engagements or torts of any Members.
(b)    Despite any other Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. The Plan is not liable for any payments pursuant to a domestic relations order until the Administrator has received the order and determined that it is a Qualified Domestic Relations Order. The Administrator must establish reasonable written procedures for determining the qualified status of a domestic relations order and for administering distributions under a Qualified Domestic Relations Order. The Administrator must promptly notify the Member and each Alternate Payee of the receipt of a domestic relations order and of the procedures for determining its qualified status.

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10.14.	Headings and Subheadings
The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10.15.	Use of Masculine and Feminine; Singular and Plural
In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings are indicated by the context.

10.16.	Unclaimed Benefits
If the Administrator, or the Trustee with the assistance of the Administrator, cannot make payment of any amount to a Member or Beneficiary within five (5) years after such amount becomes payable because the identity or whereabouts of such individual cannot be ascertained, the Administrator, at the end of such five (5) year period, will direct that the amounts which would have been payable to such Member or Beneficiary be segregated by the Trustee and thereafter dealt with according to the laws of the Commonwealth of Virginia relating to abandoned intangible personal property held in a fiduciary capacity.

10.17.	Beneficiary Designation
At the time of enrollment in the Plan, each Member, with the consent of his spouse pursuant to Plan section 1.04, if applicable, must designate a Beneficiary to receive settlement of his Plan account in the event of his death during employment. A Member, with the consent of his spouse pursuant to Plan section 1.04, if applicable, may, from time to time, change a Beneficiary or Beneficiaries under the Plan. In the event that no designated Beneficiary is surviving at the time of the Member’s death, settlement under the Plan will be made as provided in Plan section 1.04.

10.18.	Errors and Omissions
It shall be the responsibility of those individuals and entities charged with the administration of the Plan to see that it is administered in accordance with its terms so long as it is not in conflict with ERISA. In the event an innocent error or omission is discovered in the operation or administration of the Plan, which in the judgment of the Committee would cost more to correct than is warranted by the error or omission and which in such Committee’s judgment did not result in discrimination in operation, in favor of the prohibited group of officers, shareholders, and highly

Savings Plan Benefit Restoration Plan for Employees
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compensated employees, then, to the extent such adjustment will not in such Committee’s judgment result in such prohibited group, the Committee deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Company contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Members in the same relative position they would have been in but for such error or omission.

ARTICLE XI
ADOPTION OF PLAN
As evidence of its adoption of the Plan herein constituted, Tredegar Corporation has caused this instrument to be signed by its duly authorized officer this 7th day of May, 2007.

TREDEGAR CORPORATION

By:	/s/	Lynn B. Firebaugh
Lynn B. Firebaugh